Income Taxes - Schedule of Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets
Net operating loss carryforward	$ 2,631	$ 634
Interest Expense	987	558
Start Up Cost	638	679
Outside basis difference on investment in LGM Enterprises, LLC	9,660	12,963
Warrant liability	443	0
Other, net	(139)	0
Total deferred tax assets	14,220	14,834
Valuation allowance	(14,220)	(14,834)
Net deferred tax assets	$ 0	$ 0